Skilled Healthcare Group, Inc + Genesis HealthCare LLC Creating a Leading National Provider of Post-Acute Services January 2015

Safe Harbor Statement Certain statements in this presentation regarding the proposed transaction, the expected timetable for completing the transaction, benefits of the transaction, future opportunities for the Company and any other statements regarding the Company’s future expectations, beliefs, goals or prospects contained in this presentation constitute “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be preceded by, followed by or include the words “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “could,” “might,” or “continue” or the negative or other variations thereof or comparable terminology. A number of important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the results and impact of the announcement of the transaction; the timing for satisfying the conditions to the completion of the transaction, including the receipt of the regulatory approvals required for the transaction; the parties’ ability to meet expectations regarding the timing and completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase and Contribution Agreement; and other factors described in the most recent Annual Report on Form 10-K of the Company and elsewhere in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on any of these forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any such statement to reflect new information, or the occurrence of future events or changes in circumstances. 1

Transaction Update Genesis’ Growth Strategy Financial Summary AGENDA Genesis and Skilled Combined

Transaction Update • Hart-Scott-Rodino clearance received • Regulatory notification / consent-request submissions made to all state regulators • Definitive Information Statement was mailed to Skilled Shareholders on January 9th • Genesis term loan amendment approved by existing lending group • Working toward financing for Skilled real estate assets • Both organizations working well and cooperatively through integration plans • No change in original synergy estimates of at least $25 million • Targeting Feb 2nd transaction close Financing Regulatory Integration 3

Transaction Summary  Skilled and Genesis to combine in stock-for-stock transaction  Existing Skilled public shares shall remain outstanding  Onex high-vote stock will have only one vote per share  Up-C structure w/ a subsidiary of Skilled becoming a new managing member of Genesis; existing Genesis equity-holders will initially retain a portion of interests in Genesis (“OP Units”)  Each Genesis OP unit will be economically fungible with, and exchangeable for, one share of Skilled stock  Following the combination, the Combined Company will remain a public company  Existing Skilled shareholders will own 25.75% and Genesis shareholders will own 74.25% of the pro forma Combined Company  Approximate pro forma ownership structure:  Skilled public investors (16%); Onex (10%); Formation Capital Principals (28%); Management (9%)  Other Genesis shareholders (34%); Health Care REIT (3%)  The Combined Company will operate under the Genesis HealthCare name  George Hager, CEO; Tom DiVittorio, CFO  Board composition: CEO, George Hager  10 additional directors appointed or jointly appointed by Genesis/Skilled. At least 3 will be independent.  Regulatory approvals and customary closing conditions  Targeting Feb 2nd transaction close Governance Structure and Considerations Path to Completion 4

Leading Post-Acute Platform  Expands one of the largest providers of post acute care inpatient services  Scale to drive local & national market efficiencies  Accelerates revenue, earnings, free cash flow growth  Enhances Rehab growth by introducing Genesis into new Skilled markets  Rehab services provided to 1,500+ pro forma sites of service  Complementary operating strategies  Pioneers in the development of high acuity capabilities  Focus on rehab intensive services  Strategically & clinically well-positioned with payors and referral sources  Strong management team with a demonstrated track record of integrating sizable acquisitions  Genesis acquired/integrated 199 facilities in Sun acquisition in 2012  Targeted $50 mm of synergies & realized $60 mm+ Strategically – Attractive Partnership Financially – Compelling Transaction  Long term growth opportunity across Skilled &Genesis platforms  Strategic & organic growth  Meaningful synergy opportunity  Combined rehab platform better positioned to continue high-growth growth trajectory  Genesis IT and operating model improves efficiency and margins for non-affiliated third party operators  Significant Combined Company asset value  Combined Company will own the real estate of 58 SNFs / 22 ALFs  Sizeable home health / hospice platform and nurse / therapist staffing provider  Attractive rate environment for skilled nursing providers  Medicare’s 2.0% average increase for FY15 is the most attractive in recent years  Improved state budgets have resulted in favorable Medicaid environment 5

Transaction Update Genesis’ Growth Strategy Financial Summary AGENDA Genesis and Skilled Combined

Broad Combined Geographic Scale Pro Forma Inpatient Services Footprint Skilled Healthcare Facilities Genesis HealthCare Facilities  Over 500 SNF and ALF facilities across 34 states  Top 5 states by licensed beds:  PA: 10.6%  NJ: 8.9%  MD: 7.7%  MA: 7.4%  CA: 7.0% ___________________________ Source: Company information. 7

28 8 2 Hawaii 4 55 185 16 7 8 2 34 63 123 6 4 2 12 9 27 67 76 63 14 23 18 23 45 29 95 14 8 21 6 9 1 12 1 6 10 10 37 1 83 60 52 Expansive Rehabilitation and Respiratory Services GRS and RHS GRS Only RHS Only Expansive Service Contract Footprint ___________________________ Note: Facility counts by state are for GRS Only. 108 1 3 11 7 11 10 3 40 Skilled Healthcare Rehab Contracts Genesis is the 2nd largest contract rehabilitation therapy provider in the U.S., with nearly 1,400 contracts in 45 states and D.C. (“GRS”) 8

Genesis and Skilled Combined • One of the largest post-acute and contract rehabilitation providers in the nation • Combined revenues of approximately $5.6 billion (as of Sept. 30, 2014) • More than 500 facilities in 34 states • Approximately 95,000 employees • Estimated $25 million in identified synergies, with additional upside potential • The Combined Company estimated Pro-forma Funded Net-Debt is expected to be approximately $950 million 9

Transaction Update Genesis’ Growth Strategy Financial Summary AGENDA Genesis and Skilled Combined

Genesis Growth Strategy  Develop specialized post-acute / long-term care services & buildings  Grow through selective acquisitions and successful integration  Leverage growth in rehab therapy segment including home-based services  Position for success in a post-healthcare reform environment 11

Specialized Services & Buildings  Transform existing facilities to focus 100% on short-term, post-acute care  Accelerate growth in higher margin, higher skilled services 100% Short-Stay / Post-Acute Facilities 100% Long-Term Care Genesis’ Bifurcation Strategy  Transform existing facilities to focus 100% on long-term care  Increase occupancy and overall profitability of long-term care facilities 12

Acquisition & Development Strategy Experienced in executing transactions of scale  December 2012, acquired Sun Healthcare with 199 facilities  Strengthened existing presence on east coast & added west coast  Marketed $50 million of synergies but realized $60+ million  Monetized Sun’s hospice business at closing; continue to own and operate Sun’s staffing business  Selectively divested non-core or underperforming facilities & exited certain rehab contracts Executing on Large Scale Acquisitions… …And Smaller Scale Opportunities  Pursue smaller, attractive M&A and development opportunities Beds Type State Acquisition Date 108 SNF CO March 2014 120 SNF NJ May 2014 104 SNF DE August 2014 125 SNF AL September 2014 32 ALF AL September 2014 68 SNF NH November 2014 Acquisitions Development Projects Beds Type Facility State Opening Date 124 SNF PowerBack NJ January 2013 120 SNF Replacement MA February 2013 124 SNF PowerBack NJ December 2014 120 SNF Replacement MD December 2014 100 SNF PowerBack CO February 2015 130 SNF Replacement MD October 2015 124 SNF PowerBack NJ October 2015 13

15 Bifurcation Case Study  Assumptions:  Convert 10 buildings to short-stay model  Convert 10 buildings to long-term care model  Build 6 new non-Medicaid certified short-stay facilities  Assumed Operating Metrics: Conversions Current Portfolio 10 Short-Stay 10 Long-Term Care 6 New Builds Pro Forma Portfolio Number of SNFs 360 - - 6 366 SNF Beds 42,418 - - 720 43,138 Avg Beds / SNF 118 - - 120 118 Occupancy 88.5% 85.0% 97.0% 85.0% 88.6% Skilled Mix 22.0% 100.0% 10.0% 100.0% 24.8% 14

Growth Strategies: Genesis Rehab Services 15  Organic net contract growth – 100 per year  Genesis/Formation acquisition/development strategy  Expand into new states post Skilled transaction  Expansion of Outpatient Services  Vitality at Home  National / regional Home Health collaboration

Post-Healthcare Reform Environment Managed Care Strategy Build upon strong relationships with national and regional managed care plans  Reduces readmissions  Improves quality outcomes  Creates efficiency in the healthcare delivery system Capture additional patient referrals resulting from expanded coverage through healthcare reform • Readmission Incentive programs 16

Partnering Strategy With Providers Key Partners Key Strategies  Develop SNFs in partnership with acute care providers  Partner with hospitals to deliver COPD and CHF specialties to reduce re-hospitalization / re-admission rates  Strategic partnerships to develop additional PowerBack centers  Unique software solutions to identify a patient’s unique care requirements & match the patient with appropriate post-acute care setting  Partner with provider of dialysis services Well positioned for inclusion in applicable ACO networks as well as bundled / episodic payment programs 17

Enhancing Skilled Mix through Focus on High Acuity Patients Specialty Care Units # of Specialty Units Short-Term Specialties PowerBack Rehabilitation 8 Transitional Care Units 103 Progression Orthopedic Units 4 Long-Term Specialties Alzheimer’s Units 53 Ventilator Care Units 8 Dialysis Units 11 18

Genesis Physician Services (“GPS”)  Group practice specializing in sub- acute, skilled nursing & long-term care  Dedicated Medical Directors & full-/ part-time Attending Physicians, NPs and PAs  Clinical care partners for the entire Genesis care team  73% of facility admissions are seen by GPS providers (where a GPS presence exists)  525,000 patient visits annually Leading the Direction of Post Acute Care Full-Time Provider Growth 52 74 102 119 141 24 42 55 70 82 76 116 157 189 223 0 50 100 150 200 250 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Nurse Practitioners Physicians 19

Transaction Update Genesis’ Growth Strategy Financial Summary AGENDA Genesis and Skilled Combined

Pro Forma LTM Summary Financials ___________________________ Note: Figures represent last twelve months as of 9/30/2014. 1. Amounts have been adjusted for discontinued ops., losses related to restructuring costs, exit costs for divested facilities, non-routine legal expenses and start-up losses for the new University of Kansas SNF facility. 2. Amounts have been adjusted for discontinued operations, non-routine charges, losses related to new build and acquisitions that are in the early phase of operations, restructuring and transaction-related costs. Reflects Non-GAAP financials. See reconciliation from GAAP to Non-GAAP financials. 3. Analysis includes $25.0 million run-rate annualized synergies. 4. Excludes 5 assets owned but not operated by the Combined Company. L T M Re v en u e L T M A dj. EBITD A R L T M A dj. EBITD A $94 $612 $25 $731 $0 $200 $400 $600 $800 Skilled Genesis Synergies Pro Forma($ in millions) $74 $169 $25 $268 $0 $75 $150 $225 $300 Skilled Genesis Synergies Pro Forma($ in millions) (3) $831 $4,764 $5,595 $0 $1,500 $3,000 $4,500 $6,000 Skilled Genesis Synergies Pro Forma($ in millions) (1) (1) (1) (3) () (2) (2) (2) (3) 21

Significant Synergy Opportunity Skilled and Genesis estimate the Combined Company can achieve $25 million of synergies, with the potential for upside Category $ % of Total Vendor Repricing and Contract Consolidation $10 40% Duplicative Positions, Functions and Costs 6 24% Information System Integration 4 16% Rehab Business Development Opportunities 3 12% Best of Breed Managed Care Contracting 2 8% Total Estimated Synergies $25 100% ($ in millions) 22

Pro Forma Capital Structure ($ in millions) (Capitalization at 9/30/2014) Genesis Status Quo Genesis / Skilled Pro Forma Combined Cash and Equivalents $74 $84 Debt Real Estate Loans: HUD - 86 Real Estate Term Loan (new financing) - 360 ABL Revolver: Genesis ABL Commitments: $425 m Genesis Status Quo / $475 m Pro Forma 234 234 Skilled ABL Commitments - $75 m (new financing) - 66 Term and Other Debt: Genesis Senior Secured Term Debt 232 232 Other Debt 58 58 Total Debt 524$ 1,036$ Leverage / Coverage Stats Stats Debt to LTM Sept '14 EBITDA* 3.1 x 3.9 x Adjusted Debt (6.0x) to LTM Sept '14 EBITDAR* 5.2 x 5.2 x Adjusted Debt (8.0x) to LTM Sept '14 EBITDAR* 6.6 x 6.5 x Lease Coverage (LTM EBITDAR* / LTM Cash Rent) 1.4 x 1.6 x * - includes $25 m of assumed synergies 23

2015 Strategic Focus Areas  Integrate Skilled Healthcare Group & achieve synergies.  Grow rehab therapy business, including development & expansion of outpatient service capabilities.  Continue efforts to develop & acquire skilled nursing assets in attractive markets, with emphasis on short stay only facilities.  Take steps to reduce cost of capital / fixed charges, including refinance Skilled facility real estate into HUD program. 24

Appendix

Genesis Basis of Presentation ___________________________ Source: Genesis management. • Genesis has revised the previously presented Non-GAAP basis of presentation herein to consolidate variable interest entities and to exclude losses for newly built and acquired centers that are in the early stage of operations, based on the following:  To better align the Genesis Non-GAAP reporting with Skilled; and  To provide a more simplistic approach to ongoing GAAP to Non-GAAP reconciliations. • For GAAP purposes, Genesis’ third-party real estate leases are a mix of operating leases, capital leases and financing obligations. Under GAAP, the HCN master lease requires the Company to recognize the full purchase price of the real estate sale transaction as a “financing obligation”. On the asset side, the Company continues to carry forward the previously owned PP&E and amortize these assets over their remaining accounting lives. Genesis’ Non-GAAP presentation assumes all real estate leases are operating leases and lease expense is reflected on a cash basis, rather than a straight-line basis. This presentation allows the reader to better match current operating income (EBITDAR) to current cash lease and interest obligations. This approach also allows the reader to more easily measure funded debt levels to EBITDA.

Genesis GAAP to Non-GAAP Accounting (cont'd)

Reconciliation of Net Loss to Adjusted EBITDAR and EBITDA (LTM and 9 Months Ended September 30, 2014)

($ in millions)

	3 Months Ended				12 Months Ended	9 Months Ended
	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Sep 30, 2014	Sep 30, 2014
Net revenues	$1,188.9	$1,186.5	$1,200.7	$1,187.6	$4,763.7	$3,574.8
Expenses						
Salaries, wages and benefits	752.2	746.5	742.7	749.4	2,990.8	2,238.7
Other operating expenses	271.0	274.2	280.1	275.8	1,101.0	830.0
Provision for losses on accounts receivable and notes receivable	21.4	18.5	17.1	17.3	74.2	52.9
Lease expense	33.1	32.8	32.9	32.9	131.7	98.6
Depreciation and amortization expense	47.0	47.4	48.9	48.6	191.9	144.9
Accretion expense	0.1	0.1	0.1	0.1	0.3	0.2
Interest expense	108.8	108.8	109.9	112.1	439.6	330.8
Loss on early extinguishment of debt	0.3	0.5	0.2	-	1.0	0.7
Loss on asset impairment	10.0	-	-	-	10.0	-
Investment income	(2.3)	(0.9)	(0.4)	(1.5)	(5.1)	(2.8)
Other loss (gain)	-	-	(0.7)	0.0	(0.6)	(0.6)
Transaction costs and other non-recurring charges	2.6	2.2	1.3	1.7	7.8	5.3
Equity in net (income) loss of unconsolidated affiliates	0.0	0.0	(0.4)	0.2	(0.1)	(0.1)
Total Expenses	$1,244.1	$1,230.1	$1,231.6	$1,236.7	$4,942.5	$3,698.4
Loss before income tax expense	(55.2)	(43.5)	(31.0)	(49.1)	(178.8)	(123.6)
Income tax benefit	(1.0)	(2.8)	(0.1)	(6.5)	(10.3)	(9.4)
Loss from continuing operations	(54.2)	(40.8)	(30.9)	(42.6)	(168.5)	(114.3)
Loss from discontinued operations, net of taxes	(0.6)	(3.2)	(1.2)	(1.2)	(6.2)	(5.6)
Net loss	(54.9)	(44.0)	(32.0)	(43.8)	(174.7)	(119.8)
Less net (income) loss attributable to noncontrolling interests	(0.2)	(0.2)	(1.2)	(1.0)	(2.5)	(2.3)
Net loss attributable to FC-GEN Investment Operations, LLC	($55.1)	($44.2)	($33.2)	($44.8)	($177.2)	($122.1)
Adjustment from loss before income tax expense to Adjusted EBITDAR:						
Lease expense	33.1	32.8	32.9	32.9	131.7	98.6
Depreciation and amortization expense	47.0	47.4	48.9	48.6	191.9	144.9
Accretion expense	0.1	0.1	0.1	0.1	0.3	0.2
Interest expense	108.8	108.8	109.9	112.1	439.6	330.8
Loss on early extinguishment of debt	0.3	0.5	0.2	-	1.0	0.7
Loss on asset impairment	10.0	-	-	-	10.0	-
Other loss (gain)	-	-	(0.7)	0.0	(0.6)	(0.6)
Transaction costs and other non-recurring charges	2.6	2.2	1.3	1.7	7.8	5.3
Non-recurring costs included in operation expenses	2.8	3.1	0.6	1.6	8.1	5.3
EBITDAR for new build and acquired facilities in start up phase	(0.9)	0.1	0.6	1.6	1.4	2.3
Adjusted EBITDAR	$148.5	$151.5	$162.8	$149.6	$612.3	$463.8
Cash basis rent (entire portfolio)	(109.2)	(110.3)	(113.2)	(113.5)	(446.2)	(337.0)
Cash basis rent for new build and acquired facilities in start up phase	1.2	0.4	0.7	0.5	2.8	1.6
Adjusted EBITDA	$40.5	$41.6	$50.2	$36.6	$168.9	$128.4

Source: Genesis management.

Skilled Healthcare Group

Genesis HealthCare®

Genesis GAAP to Non-GAAP Accounting (cont'd)

Reconciliation of Net Loss to Adjusted EBITDAR and EBITDA (FYE 2013 and 9 Months Ended September 30, 2013)

($ in millions)

	3 Months Ended Mar 31, 2013	3 Months Ended Jun 30, 2013	3 Months Ended Sep 30, 2013	3 Months Ended Dec 31, 2013	12 Months Ended Dec 31, 2013	9 Months Ended Sep 30, 2013
Net revenues	$1,173.0	$1,173.4	$1,175.2	$1,188.9	$4,710.3	$3,521.5
Expenses						
Salaries, wages and benefits	751.5	733.2	761.9	752.2	2,998.7	2,246.5
Other operating expenses	264.5	266.6	258.6	271.0	1,060.7	789.7
Provision for losses on accounts receivable and notes receivable	16.5	15.8	16.3	21.4	69.9	48.6
Lease expense	32.7	32.7	32.7	33.1	131.2	98.1
Depreciation and amortization expense	47.1	45.4	48.9	47.0	188.5	141.5
Accretion expense	0.1	0.1	0.1	0.1	0.3	0.2
Interest expense	105.2	105.2	107.7	108.8	427.0	318.1
Loss on early extinguishment of debt	(0.2)	-	-	0.3	0.1	(0.2)
Loss on asset impairment	-	-	-	10.0	10.0	-
Investment income	(0.4)	(0.5)	(0.9)	(2.3)	(4.2)	(1.9)
Other loss (gain)	-	0.5	(0.0)	-	0.5	0.5
Transaction costs and other non-recurring charges	0.3	1.8	1.1	2.6	5.9	3.3
Equity in net (income) loss of unconsolidated affiliates	(0.1)	(0.1)	0.9	0.0	0.7	0.7
Total Expenses	$1,217.1	$1,200.7	$1,227.3	$1,244.1	$4,889.1	$3,645.1
Loss before income tax expense	(44.2)	(27.3)	(52.1)	(55.2)	(178.8)	(123.6)
Income tax benefit	2.7	0.6	(11.5)	(1.0)	(9.2)	(8.2)
Loss from continuing operations	(46.8)	(27.9)	(40.6)	(54.2)	(169.6)	(115.4)
Loss from discontinued operations, net of taxes	(1.6)	(2.2)	(2.9)	(0.6)	(7.4)	(6.7)
Net loss	(48.4)	(30.1)	(43.5)	(54.9)	(177.0)	(122.1)
Less net (income) loss attributable to noncontrolling interests	0.3	(0.5)	(0.6)	(0.2)	(1.0)	(0.8)
Net loss attributable to FC-GEN Investment Operations, LLC	($48.1)	($30.7)	($44.2)	($55.1)	($178.0)	($122.9)
Adjustment from loss before income tax expense to Adjusted EBITDAR:						
Lease expense	32.7	32.7	32.7	33.1	131.2	98.1
Depreciation and amortization expense	47.1	45.4	48.9	47.0	188.5	141.5
Accretion expense	0.1	0.1	0.1	0.1	0.3	0.2
Interest expense	105.2	105.2	107.7	108.8	427.0	318.1
Loss on early extinguishment of debt	(0.2)	-	-	0.3	0.1	(0.2)
Loss on asset impairment	-	-	-	10.0	10.0	-
Other loss (gain)	-	0.5	(0.0)	-	0.5	0.5
Transaction costs and other non-recurring charges	0.3	1.8	1.1	2.6	5.9	3.3
Non-recurring costs included in operation expenses	1.7	0.1	0.5	2.8	5.2	2.4
EBITDAR for new build and acquired facilities in start up phase	1.5	(0.0)	(0.5)	(0.9)	(0.0)	0.9
Adjusted EBITDAR	$144.3	$158.5	$138.4	$148.5	$589.7	$441.2
Cash basis rent (entire portfolio)	(107.1)	(109.3)	(109.1)	(109.2)	(434.6)	(325.5)
Cash basis rent for new build and acquired facilities in start up phase	0.7	1.7	1.2	1.2	4.7	3.5
Adjusted EBITDA	$37.8	$50.8	$30.5	$40.5	$159.7	$119.2

Source: Genesis management.

Skilled Healthcare Group

Genesis HealthCare®

Genesis GAAP to Non-GAAP Accounting (cont'd)

Balance Sheet as of December 31, 2013 and September 30, 2014

($ in millions)

	GAAP Balances 12/31/2013	*Adjustments* Lease Accounting	Non-GAAP Balances 12/31/2013	GAAP Balances 9/30/2014	*Adjustments* Lease Accounting	Non-GAAP Balances 9/30/2014
Assets:						
Current assets:						
Cash and equivalents	$61.4		$61.4	$73.6		$73.6
Restricted investments in marketable securities	72.9		72.9	60.4		60.4
Accounts receivable, net	659.2		659.2	637.6		637.6
Prepaid expenses and other current assets	87.6		87.6	78.9		78.9
Deferred income taxes	45.9		45.9	52.8		52.8
Total Current Assets	**$927.0**	**$0.0**	**$927.0**	**$903.3**	**$0.0**	**$903.3**
Property, plant and equipment, net	3,551.0	(3,135.6)	415.3	3,542.6	(3,126.9)	415.7
Restricted investments in marketable securities	50.1		50.1	76.3		76.3
Other long-term assets	119.5		119.5	150.7		150.7
Deferred tax assets	125.3		125.3	144.6		144.6
Identifiable intangible assets	194.5		194.5	180.7		180.7
Goodwill	169.7		169.7	169.7		169.7
Total Assets	**$5,137.0**	**($3,135.6)**	**$2,001.4**	**$5,167.9**	**($3,126.9)**	**$2,041.0**
Liabilities and Members' Interest:						
Current liabilities:						
Current installments of long-term debt	$16.3		$16.3	$12.4		$12.4
Current portion of capital lease obligations	2.9	(2.9)	-	3.2	(3.2)	-
Current portion of financing obligations	1.3	(1.3)	-	1.2	(1.2)	-
Accounts payable	188.2		188.2	172.7		172.7
Accrued expenses	154.8		154.8	122.7		122.7
Accrued compensation	185.1		185.1	178.2		178.2
Accrued interest	1.6		1.6	1.1		1.1
Current portion of self-insurance liability reserves	135.6		135.6	125.5		125.5
Income taxes payable	-		-	1.3		1.3
Total Current Liabilities	**$685.7**	**($4.1)**	**$681.5**	**$618.2**	**($4.4)**	**$613.8**
Long-term debt	473.2		473.2	505.6		505.6
Capital lease obligations	972.8	(972.8)	-	999.8	(999.8)	-
Financing obligations	2,785.1	(2,785.1)	-	2,893.5	(2,893.5)	-
Deferred income taxes	30.0		30.0	29.5		29.5
Self-insurance liability reserves	263.5		263.5	321.3		321.3
Other long-term liabilities	110.7		110.7	121.6		121.6
Total members' interest	(183.9)	626.4	442.5	(321.7)	770.8	449.1
Total Liabilities and Members' Interest	**$5,137.0**	**($3,135.6)**	**$2,001.4**	**$5,167.9**	**($3,126.9)**	**$2,041.0**

Source: Genesis management.

Skilled Healthcare Group

Genesis HealthCare®

Skilled Adjusted EBITDA Reconciliation  We believe that a report of EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR provides consistency in our financial reporting and provides a basis for the comparison of results of core business operations between our current, past and future periods. EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR are primary indicators management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business from period-to- period without the effect of expenses, revenues and gains (losses) that are unrelated to the day-to-day performance of our consolidated and segmented business but are required to reported in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). We also use EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR to benchmark the performance of our consolidated and segmented business against expected results, analyzing year-over-year trends as described below and to compare our operating performance to that of our competitors.  Management uses EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR to assess the performance of our core business operations, to prepare operating budgets and to measure our performance against those budgets on a consolidated and segment level. Segment management uses these metrics to measure performance on a business unit by business unit basis. We typically use Adjusted EBITDA and Adjusted EBITDAR for these purposes on a consolidated basis as the adjustments to EBITDA and EBITDAR are not generally allocable to any individual business unit and we typically use EBITDA and EBITDAR to compare the operating performance of each skilled nursing and assisted living facility, as well as to assess the performance of our operating segments. EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR are useful in this regard because they do not include such costs as interest expense (net of interest income), income taxes, depreciation and amortization expense, rent cost of revenue (in the case of EBITDAR and Adjusted EBITDAR) and special charges, which may vary from business unit to business unit and period-to-period depending upon various factors, including the method used to finance the business, the amount of debt that we have determined to incur, whether a facility is owned or leased, the date of acquisition of a facility or business, the original purchase price of a facility or business unit or the tax law of the state in which a business unit operates. These types of charges are dependent on factors unrelated to the underlying business unit performance. As a result, we believe that the use of adjusted net income per share, EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR provides a meaningful and consistent comparison of our underlying business units between periods by eliminating certain items required by U.S. GAAP which have little or no significance to their day-to-day operations.  The use of EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR or other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA, EBITDAR, Adjusted EBITDA or Adjusted EBITDAR. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the U.S. GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.  EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with U.S. GAAP. EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by U.S. GAAP, nor should these measures be relied upon to the exclusion of U.S. GAAP financial measures. EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our U.S. GAAP results and the reconciliations to the corresponding U.S. GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. You are strongly encouraged to review our financial information in its entirety and not to rely on any single financial measure.

Skilled Adjusted EBITDA Reconciliation

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDAR

($ in millions)

	Year Ended December 31,		Nine Months Ended September 30,	
	2013 (1)	2012	2014	2013 (1)
Net (loss) income	($10.5)	$21.6	($0.8)	($7.5)
Interest expense, net of interest income	33.9	37.2	23.5	25.9
Provision (benefit) for income taxes	(2.9)	12.9	(0.2)	(3.9)
Depreciation and amortization expense	23.8	23.6	18.2	17.7
EBITDA	**$44.3**	**$95.4**	**$40.7**	**$32.1**
Rent cost of revenue	18.8	17.9	14.8	14.2
EBITDAR	**$63.1**	**$113.3**	**$55.6**	**$46.3**
EBITDA	44.3	95.4	40.7	32.1
Change in fair value of contingent consideration	(3.7)	0.8	(0.1)	(2.1)
Organization restructure costs	2.3	-	1.4	2.0
Exit costs related to divested facilities	-	-	0.4	-
Losses at skilled nursing facility not at full operation	-	-	0.6	-
Debt modification/retirement costs	2.8	4.1	0.8	1.5
Governmental investigation expense	-	-	6.0	-
Impairment of long-lived assets	19.0	-	0.1	19.0
Closure of California home health agency	0.4	-	-	0.4
Professional fees related to non-routine matters	2.8	-	7.9	2.1
Loss on disposal of assets, net of tax	-	-	0.1	-
Loss from discontinued operations, net of tax	4.3	0.8	-	0.7
Adjusted EBITDA	**$72.3**	**$101.1**	**$57.9**	**$55.8**
Rent cost of revenue	18.8	17.9	14.8	14.2
Adjusted EBITDAR	**$91.1**	**$119.1**	**$72.8**	**$69.9**

1. *Amounts have been adjusted for discontinued operations.*

Skilled Healthcare Group

Genesis HealthCare®

Skilled Adjusted Net Income Reconciliation

GAAP Net Income (Loss) to Adjusted Net Income from Continuing Operations Reconciliation

($ in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2014	2013 [1]	2014	2013 [1]
Income (loss) from continuing operations before provision for income taxes	$493	($17,263)	($996)	($10,757)
Organization restructure costs	359	457	1,430	2,006
Exit costs related to divested facilities	57	-	397	-
Legal expense for non-routine matters	616	416	1,590	1,809
Losses at skilled nursing facility not at full operation	450	-	583	-
Governmental investigation expense	-	-	6,000	-
Merger related expense	5,761	306	6,306	306
Impairment of long lived assets	-	19,000	82	19,000
Debt modification/retirement costs	21	432	843	1,520
Closure of California Home Health Agency	-	419	-	419
Adjusted income before provision for income taxes	**$7,757**	**$3,767**	**$16,235**	**$14,303**
Adjusted provision for income taxes	2,683	2,878	6,663	5,833
Tax difference from shares that vested at a lower price than the grant price	-	-	(625)	-
California Enterprise Zone tax credit valuation allowance	-	(1,500)	-	(1,500)
Adjusted net income from continuing operations	**$5,074**	**$2,389**	**$10,197**	**$9,970**
Weighted-average common shares outstanding, diluted	38,463	37,499	38,337	37,567
Adjusted net income per share, diluted	$0.13	$0.06	$0.26	$0.27

1. *Amounts have been adjusted for discontinued operations.*

Skilled Healthcare Group
Genesis HealthCare®